EXECUTION VERSION

Dated 27 July 2021
THE PERSONS LISTED IN SCHEDULE 1
as Originators
COOPERAGE RECEIVABLES FINANCE B.V.
as Main SPV
GREIF SERVICES BELGIUM BV
as Subordinated Lender, Belgian Intermediary, Originator Agent and Master Servicer
GREIF, INC.
as Performance Indemnity Provider

STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING
as Shareholder

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.
as Main SPV’s Director and Shareholder’s Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
as Lender
COÖPERATIEVE RABOBANK U.A.
as Facility Agent, Main SPV Account Bank, Funding Administrator, Main SPV Administrator and Italian Intermediary
and
COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON
as Liquidity Facility Provider

AMENDMENT AGREEMENT
C A D W A L A D E R

TABLE OF CONTENTS

THIS AMENDMENT AGREEMENT (this “Agreement”) is executed and delivered on 27 July 2021 and made by and between:
(1)THE PERSONS LISTED IN SCHEDULE 1 as the originators (the “Originators”);
(2)COOPERAGE RECEIVABLES FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165, 1043 BW Amsterdam, The Netherlands acting as main SPV (the “Main SPV”);
(3)GREIF SERVICES BELGIUM BV (formerly named Greif Coordination Center BVBA), a company incorporated under Belgian law, registered with the register of legal entities (RPM/RPR) under the number 0438.202.052, Commercial Court of Antwerp (division Antwerp), Belgium, whose registered office is at Beukenlei 24, 2960 Brecht, Belgium acting in its capacity as subordinated lender, onward seller, originator agent and servicer (“Greif CC”, the “Subordinated Lender”, the “Belgian Intermediary”, the “Originator Agent” and the “Master Servicer”);
(4)GREIF, INC., a corporation incorporated under the laws of the state of Delaware whose registered office is 425 Winter Road, Delaware, Ohio 43015, United States of America acting as performance indemnity provider (the “Performance Indemnity Provider”);
(5)STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING, a foundation (stichting) established under the laws of The Netherlands having its statutory seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands (the “Shareholder”);
(6)TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands (in its capacity as the “Main SPV’s Director” and the “Shareholder’s Director”);
(7)NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law, having its corporate seat in Amsterdam, The Netherlands, its registered office at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce (Handelsregister van de Kamer van Koophandel) under number 62014064, as purchaser (the “Lender”);
(8)COÖPERATIEVE RABOBANK U.A., a cooperative with excluded liability (coöperatie met uitsluiting vanaansprakelijkheid) incorporated under the laws of The Netherlands and having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands, as Italian receivables purchaser and the facility agent (the “Facility

Agent”, “Main SPV Account Bank”, “Funding Administrator”, “Main SPV Administrator” and the “Italian Intermediary”); and
(9)COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON, a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting through its office at Thames Court, One Queenhithe, London, EC4V 3RL, the United Kingdom, acting in its capacity as liquidity facility provider (the “Liquidity Facility Provider”),
(each a “Party” and together the “Parties”).
BACKGROUND:
(A)In connection with a receivables financing transaction, the Parties entered into, inter alia, a Master Definitions Agreement originally dated 27 April 2012 (as amended, restated, supplemented and/or modified from time to time thereafter) (the “Master Definitions Agreement”) and certain other Transaction Documents (the “Programme”).
(B)The Parties to this Agreement have now agreed that certain amendments to the Programme shall be implemented pursuant to the terms and subject to the conditions set out in this Agreement.
(C)This Agreement, which is a “Transaction Document” as defined in the Master Definitions Agreement puts into effect the amendments referred to in recital (B).
NOW, THEREFORE, the parties agree as follows:
1DEFINITIONS AND INTERPRETATION
1.1.Terms defined in the Amended Master Definitions Agreement
(a)Capitalised terms used in this Agreement and the recitals hereto and not otherwise defined herein shall have the meanings assigned to such terms in Clause 1.1 (Definitions) of the Amended Master Definitions Agreement. In the case of any inconsistency between such terms and the terms defined herein, the terms defined herein shall prevail for the purposes of this Agreement.
(b)The provisions of Clause 1.2 (Construction) of the Amended Master Definitions Agreement shall apply to this Agreement as if set out in full again here, with such changes as are appropriate to fit this context.
1.2.Common terms
The Common Terms shall apply to this Agreement as if set out in full again here, with such changes as are appropriate to fit this context.
1.3.Additional defined terms

In this Agreement:
1.“Amended Documents” means the Amended Master Definitions Agreement and the Amended Servicing Agreement
2.“Amended Master Definitions Agreement” means the Master Definitions Agreement as amended on the Effective Date pursuant to this Agreement.
3.“Amended Servicing Agreement” means the Servicing Agreement as amended on the Effective Date pursuant to this Agreement.
“Effective Date” means 27 July 2021 subject to the provisions of Clause 4.1 (Effectiveness).
2AMENDMENTS
2.1.Amendments to the Master Definitions Agreement
Pursuant to Clause 17 (Variation of Transaction Documents) of the Master Definitions Agreement, each of the Parties agrees that with effect from the Effective Date, the Master Definitions Agreement shall be amended as follows:
(a)the following definitions are deleted in their entirety from Clause 1.1 (Definitions) of the Master Definitions Agreement:
Belgian Collection Account Pledge Agreement;
Belgian Master Collection Account;
Danish Collection Account Pledge Agreement;
Danish Master Collection Account;
English Collection Account Pledge Agreement;
English Master Collection Account;
(b)the following new definitions shall be added to Clause 1.1 (Definitions) of the Master Definitions Agreement in the appropriate alphabetical position:
“2021 Amendment Agreement” means the amendment agreement to the Master Definitions Agreement and to the Servicing Agreement dated on ___ July 2021.
“2021 Amendment Date” means the “Effective Date” set forth in the 2021 Amendment Agreement.
“Collection Account Activation Date” means in respect of each New Collection Account, the date as notified to the Facility Agent by the Master Servicer.

“Collection Account Bank” means in respect of any Collection Account, the bank designated as such and set out in the List of Collection Accounts.
“List of Collection Accounts” means at any date of determination, the list of accounts set forth in Schedule 1 (List of Collection Accounts) to the Servicing Agreement (as amended from time to time by agreement between Facility Agent and Master Servicer including as contemplated pursuant to the 2021 Amendment Agreement to reflect the closure of any Original Collection Account and/or the addition of any New Collection Account).
“New Collection Account” means, in relation to each Originator, each account (if any) designated as such and having the details set out in the List of Collection Accounts and any other collection account that an Originator may open from time to time with an account bank (subject to the prior written approval of the Facility Agent) and, in relation to the Master Servicer, each New Master Collection Account and such accounts collectively the “New Collection Accounts”.
“New Master Collection Account” means initially the master collection account (if any) held by Greif CC having the details set out in the List of Collection Accounts and/or thereafter any other new master collection account that the Master Servicer may open from time to time with an account bank (subject to the prior written approval of the Facility Agent).
“New Master Collection Account Pledge Agreement” means the bank account pledge agreement to be entered into between Greif CC as pledgor and the Main SPV as pledgee and creating, inter alia, a right of pledge of over any New Master Collection Account in a form acceptable to the Facility Agent.
“Original Collection Account” means, in relation to each Originator, each account designated as such and set out in the List of Collection Accounts and, in relation to the Master Servicer, each Original Master Collection Account and such accounts collectively the “Original Collection Accounts”; provided that, following the Redirection Completion Date for any Original Collection Account it shall cease to be an Original Collection Account for purposes of the Transaction Documents.
“Original Master Collection Account” means each account designated as such and having the details set out in the List of Collection Accounts.
“Original Master Collection Account Pledge Agreement” means the bank account pledge agreement dated on or about the Closing Date between Greif CC as pledgor and the Main SPV as pledgee and creating, inter alia, a right of pledge over the Original Master Collection Account.
“Redirection Completion Date” has the meaning given to such term in Clause 5.15 of the Servicing Agreement.
(c)the definition of Facility Maturity Date in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following:

“Facility Maturity Date” means 26 April 2022 or such later date as may be agreed in writing between the Originator’s’ Agent, the Performance Indemnity Provider, the Lender and the Facility Agent.
(d)the definition of Collection Accounts in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following:
“Collection Accounts” means (i) initially each Original Collection Account, and, (ii) following each Collection Account Activation Date, each relevant New Collection Account and (iii) until the Redirection Completion Date in respect of any relevant Original Collection Account and closing of such account, both such Original Collection Account and the New Collection Account of an Originator, as the context requires.
(e)the definition of Collection Account Pledge Agreements in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following
“Collection Account Pledge Agreements” means the Original Master Collection Account Pledge Agreement, the New Master Collection Account Pledge Agreement and each other account pledge or other security document in a form acceptable to the Facility Agent entered into between Greif CC as pledgor and the Main SPV as pledgee, pursuant to which Greif CC creates a right of pledge or security over its Master Collection Account(s) from time to time.
(f)the definition of Master Collection Accounts in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following:
“Master Collection Accounts” means the Original Master Collection Accounts and/or following the Collection Account Activation Date, the New Master Collection Accounts as the context requires.
2.2.Amendments to the Servicing Agreement
Pursuant to Clause 17 (Variation of Transaction Documents) of the Master Definitions Agreement, each of the Parties agrees that with effect from the Effective Date, the Servicing Agreement shall be amended as follows:
(a)Clause 5.1(r) of the Servicing Agreement shall be deleted in its entirety;
(b)Clause 5.15 of the Servicing Agreement shall be deleted in its entirety and replaced with the following:
The Master Servicer:
(a)shall not use any other bank accounts other than the Collection Accounts and Master Collection Accounts in connection with Collections arising from Purchased Receivables;

(b)confirms that as at the Closing Date it entered into a Collection Account Pledge Agreement in respect of the Original Master Collection Account and agrees that, in advance of transferring Collections to any New Master Collection Account and confirming the Collection Account Activation Date for such account, it shall deliver to the Facility Agent:
(i)a duly executed New Master Collection Account Pledge Agreement in order to create security over such New Master Collection Account (and a signed acknowledgement of such security from the related Collection Account Bank substantially in the form set forth in the related New Master Collection Account Pledge Agreement);
(ii)a legal opinion as to the validity and enforceability in respect of the New Master Collection Account Pledge Agreement referenced at sub-clause (b)(i) above; and
(iii)in respect of a New Collection Account (other than a New Master Collection Account), evidence that a daily sweep has been implemented between such New Collection Account and a Master Collection Account which is subject to either an Original Master Collection Account Pledge Agreement or a New Master Collection Account Pledge Agreement,
in each case, in the form and substance satisfactory to the Facility Agent (acting reasonably); and
(c)undertakes that:
(i)in respect of each New Collection Account, until the Collection Account Activation Date occurs in respect of such account, it shall ensure that all Collections in respect of the Purchased Receivables and no amounts other than such Collections, continue to be paid into the relevant Original Collection Account relating to an Originator and continue to be swept on a daily basis to the Original Master Collection Account relating to the applicable Approved Currency; and
(ii)it shall not take any steps to close the relevant Original Collection Account until it delivers evidence satisfactory to the Facility Agent that redirection of all relevant Debtors to make payments in respect of the Purchased Receivables to the relevant New Collection Account has been completed (the “Redirection Completion Date”).
(c)each of the tables in Schedule 1 (List of Collection Accounts) to the Servicing Agreement shall be deleted in its entirety and replaced with the tables in the form delivered by the Master Servicer to (and accepted in writing by) the Facility Agent as soon as practicable following the Effective Date.

2.3.Suspension of GBP funding and related mechanics
The Parties hereby agree that:
(a)from the Effective Date unless and until otherwise agreed in writing by the Facility Agent and the Master Servicer the Main SPV’s right to request and the Purchaser’s obligation to make Advances in GBP shall be suspended (such period, the “GBP Suspension Period”); and
(b)during the GBP Suspension Period, the Parties agree that GBP shall not constitute an Approved Currency and that all other related terms of the Transaction Documents shall be construed accordingly.
3REPRESENTATIONS; WARRANTIES AND COVENANTS
(a)Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
(b)On the Effective Date, each of the Main SPV and the Greif Transaction Parties party to this Agreement, unless otherwise stated, hereby reaffirms each of the covenants, representations and warranties made by such Party pursuant to the Transaction Documents and gives each such covenant, representation and warranty in respect of itself only as of the date of this Agreement and the Effective Date by reference to the facts and circumstances then subsisting.
4EFFECTIVENESS, RATIFICATION
4.1.Effectiveness
(a)The amendments contemplated pursuant to Clause 2 (Amendments) shall become effective as of the Effective Date provided that the Facility Agent shall have received on or before such date the documents and information set out in Schedule 2 (Conditions Precedent), in the form and substance satisfactory to it (acting reasonably), or the Facility Agent waiving, in its absolute discretion, satisfaction of such conditions.
(b)Notwithstanding anything to the contrary contained herein, if for any reason this Agreement fails to be effective on the Effective Date, this Agreement and all agreements and transactions contemplated hereby shall terminate and the rights and obligations of the Parties to the Transaction Documents shall be fully preserved as they existed prior to the date hereof.
(c)From the Effective Date, each reference to any Amended Document in any Transaction Document is to such Amended Document as amended by this Agreement.

4.2.Ratification
Except as expressly provided for in this Agreement, the amendments to the Transaction Documents pursuant to this Agreement do not renew any obligations set forth in the Transaction Documents to the extent they have already been fulfilled and satisfied in accordance with the terms of such Transaction Documents and the provisions of the Transaction Documents are hereby ratified and confirmed by the Parties.
4.3.Security
(a)The Parties (to the extent, if any, that each Party is able (pursuant to each Security Agreement) to do so) agree that the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the Parties.
(b)The Parties also confirm, for the avoidance of doubt, that this Agreement shall not operate as a novation of the security created under the Belgian Collection Account Pledge Agreement.
4.4.Continuance
Each of the Parties hereby confirms that the provisions of each of the Transaction Documents to which it is a party shall continue in full force and effect, subject only to the amendments effected by this Agreement.
4.5.Reaffirmation by Performance Indemnity Provider
For the avoidance of doubt, the Performance Indemnity Provider confirms for the benefit of the Beneficiaries (as defined in the Performance and Indemnity Agreement) that all obligations owned by it under the Performance and Indemnity Agreement shall remain in full force and effect notwithstanding the amendments set out in this Agreement.
4.6.Partial invalidity
If any provision of this Agreement is or becomes or is found by a court or other competent authority to be illegal, invalid or unenforceable in any respect, in whole or in part, under any Law or jurisdiction, neither the legality, validity and unenforceability in that jurisdiction of any other provision or part of this Agreement, nor the legality, validity or enforceability in any other jurisdiction of that provision or part or of any other provision of this Agreement, shall be affected or impaired.
5CONSENT AND WAIVER
Each of the Parties hereby:
(a)consents (to the extent, if any, that such consent is or may be required pursuant to any of the Transaction Documents) to the terms of this Agreement and to the execution and delivery of this Agreement by the other Parties; and

(b)waives any notice required prior to or in connection with the amendments and other actions contemplated pursuant to this Agreement.
6FURTHER ASSURANCE
Each of the Main SPV and each Greif Transaction Party which is a party to this Agreement shall, at the request of the Facility Agent and at their own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement
7COSTS AND EXPENSES
The Performance Indemnity Provider hereby agrees to pay, or procure payment, on written demand to each of the Lender and the Facility Agent, all reasonable and documented fees, costs and expenses (including legal fees) in connection with this Agreement.
8JURISDICTION AND GOVERNING LAW
8.1.Governing Law
This Agreement (including Clause 8.2 (Jurisdiction)) and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the Laws of the Netherlands.
8.2.Jurisdiction
The Parties agree that a competent court in Amsterdam shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute which may arise out of or in connection with this Agreement (including this Clause 8.2) or the transactions contemplated hereby and, for such purposes, irrevocably submit to the non-exclusive jurisdiction of such courts.
EXECUTION:
The Parties have shown their acceptance of the terms of this Agreement by executing it after the Schedules. For the avoidance of doubt, each Party agrees that this Agreement may be signed by any Party by electronic signature (whatever form the electronic signature takes) and that this method of signature is as conclusive of such Party’s intention to be bound by this Agreement as if signed by such Party’s manuscript signature and that each Party consents to the provision of any information in connection with this Agreement by electronic means, and to the retention and use of the executed Agreement as an electronic original.

SCHEDULE 1
ORIGINATORS

Active Originators
Belgian Originator:	Greif Belgium BV
Registered number:	438.202.052 RPM/RPR Antwerp
Registered office:	Beukenlei 24, 2960 Brecht Belgium
Jurisdiction of organisation:	Belgium
Dutch Originator:	Greif Nederland B.V.
Registered number:	56043872
Registered office:	Isarweg 10 12, 3198LP Europoort Rotterdam, The Netherlands
Jurisdiction of organisation:	The Netherlands
French Originator:	Greif France S.A.S. (formerly Greif France Holdings S.A.S. as acquiring company which merged with Greif France S.A.S.(as original French Seller and disappearing company) and subsequently changed its name into Greif France S.A.S.)
Jurisdiction of organisation:	France
German Originator:	Greif Packaging Germany GmbH (formerly Greif Germany Holding GmbH and merged with Greif Germany GmbH)
Jurisdiction of organisation:	Germany
German Originator	Greif Packaging Plastics Germany GmbH (formerly Pack2Pack Deutschland GmbH and merged with Greif Plastics Germany GmbH (formerly named EarthMinded Germany GmbH (which was formerly named pack2pack Mendig GmbH) and merged with Greif Plastics Germany GmbH (which was formerly named Fustiplast GmbH)))
Jurisdiction of organisation:	Germany
Italian Originator	Greif Italy S.R.l. (formerly named Greif Plastics Italy S.R.L. (which was formerly named Fustiplast S.P.A.) and merged with Greif Italia S.P.A.)
Jurisdiction of organisation:	Italy
Portuguese Originator	Greif Portugal S.A.
Jurisdiction of organisation:	Portugal
Spanish Originator	Greif Packaging Spain S.L.
Jurisdiction of organisation:	Spain

Inactive Originators
English Originator	Greif UK Ltd.
Registered number:	06633687
Registered office:	Merseyside Works Oil Sites Road, Ellesmere Port, South Wirral, Cheshire, CH65 4EZ UK
Jurisdiction of organisation:	England
French Originator	EarthMinded France SAS (formerly named Pack2pack Lille SAS)
Jurisdiction of organisation:	France
Swedish Originator	Greif Sweden Aktiebolag (merged with Greif Packaging Sweden Aktiebolag)
Jurisdiction of organisation:	Sweden

SCHEDULE 2
CONDITIONS PRECEDENT
The receipt by the Facility Agent acting on behalf of the Purchaser of (in a form and substance satisfactory to the Facility Agent):
(a)executed copies of this Agreement; and
(b)evidence that all fees, costs and expenses, to the extent then due and payable, have been or will be paid in full.

EXECUTION OF THE AMENDMENT AGREEMENT

COÖPERATIEVE RABOBANK U.A.
as Facility Agent, Main SPV Account Bank, Funding Administrator, Main SPV Administrator and Italian Intermediary

/s/ JJ VAN DER SLUIS	/s/ DANILO GUAITOLI
By: JJ van der Sluis	By: Danilo Guaitoli
Title: Managing Director	Title: Director

Amendment Agreement

COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON
as Liquidity Facility Provider

/s/ CARLO BONACQUISTI	/s/ RAJ SINGH
By: Carlo Bonacquisti	By: Raj Singh
Title: Executive Director	Title: Senior Counsel

Amendment Agreement

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
as Lender

/s/ EDWIN VAN ANKEREN	/s/ SYTSE VAN ULSEN
By: Edwin van Ankeren	By: Sytse van Ulsen
Title: Director	Title: Proxy holder

Amendment Agreement

COOPERAGE RECEIVABLES FINANCE B.V.
as Main SPV

/s/ J.P.V.C. VISSER	/s/ J.C. KUIPERS VAN DER WIEL
By: J.P.V.G. Visser	By: J.C. Kuipers van der Wiel
Title: Attorney-in-fact-A	Title: Attorney-in-fact-A

Amendment Agreement

GREIF SERVICES BELGIUM BV
as Subordinated Lender, Belgian Intermediary and Master Servicer

/s/ DAVID LLOYD
By: David Lloyd
Title: Director

Amendment Agreement

GREIF SERVICES BELGIUM BV
as Originator Agent and on behalf of each Originator

/s/ DAVID LLOYD
By: David Lloyd
Title: Director

Amendment Agreement

GREIF, INC.
as Performance Indemnity Provider

/s/ DAVID LLOYD
By: David Lloyd
Title: VP, Controller and Treasurer

Amendment Agreement

STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING
as Shareholder

/s/ J.P.V.C. VISSER	/s/ J.C. KUIPERS-VAN DER WIEL
By: J.P.V.G. Visser	By: J.C. Kuipers-van der Wiel
Title: Attorney-in-fact-A	Title: Attorney-in-fact-A

Amendment Agreement

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.
as Main SPV's Director and Shareholder's Director

/s/ J.P.V.C. VISSER	/s/ J.C. KUIPERS VAN DER WIEL
By: J.P.V.G. Visser	By: J.C. Kuipers van der Wiel
Title: Attorney-in-fact-A	Title: Attorney-in-fact-A

S-9
Amendment Agreement